EXHIBIT 10.17
ESCROW AGREEMENT
     THIS ESCROW AGREEMENT (this “Agreement”) is made as of September 25, 2009, by and among Anthera Pharmaceuticals, Inc. (the “Company”), a Delaware corporation, the persons and entities set forth on Exhibit A hereto (the “Purchasers”) and Fremont Bank (the “Escrow Agent”).
W I T N E S S E T H:
     WHEREAS, the Purchasers will be purchasing from the Company, severally and not jointly with the other Purchasers, with the Purchasers’ funds (hereinafter the “Subscription Amounts”), in the aggregate, $20,000,000 of the Company’s Common Stock (the “Securities”) at the Closing as set forth in the Stock Purchase Agreement between the Purchasers and the Company (the “Purchase Agreement”);
     WHEREAS, it is intended that the purchase of the Securities be consummated in accordance with the requirements set forth in Regulation D promulgated under the Securities Act of 1933, as amended; and
     WHEREAS, the Company and the Purchasers have requested that the Escrow Agent hold the Subscription Amounts in escrow (such amounts the “Escrowed Funds”) until (A) (i) the Company shall have closed a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company in which the aggregate net proceeds to the Company (after underwriting discounts, commissions and fees) are at least $50,000,000 (the “IPO”) and (ii) the Escrow Agent has received the Escrow Release Notice (as defined below) or (B) the Escrow Agent has received the Investor Escrow Release Notice (as defined below).
     NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:
ARTICLE 1

TERMS OF THE ESCROW
     1.1. Escrow Account. The parties hereby agree to establish non-interest bearing transaction account (as defined in 12 C.F.R. § 370.2(h)) (the “Escrow Account”) with the Escrow Agent whereby the Escrow Agent shall hold the funds for the cash purchase of the Securities as contemplated by the Purchase Agreement. During the escrow period, the Escrow Agent shall hold all property constituting the Escrowed Funds as a custodian and bailee, such property shall not be property of the Escrow Agent, and the Escrow Agent shall segregate such property from all property of the Escrow Agent and shall mark its books and records and otherwise identify the Escrowed Funds as being held in connection with this Agreement. The Escrowed Funds will not be subject to any lien, claim or other encumbrance arising from or through the Escrow Agent, except to the extent this Agreement expressly authorizes the Escrow Agent to use or apply any of the Escrowed Funds. During the escrow period, the Company is aware and understands it is not entitled to any portion of the Escrow Account and no amounts deposited in the Escrow Account shall become the property of the Company or any other entity, or be subject to the debts of the Company or any other entity, until disbursed to the Company in accordance with this Agreement.
     1.2. Release of Escrow Funds.
          (a) Upon (i) the closing of the IPO and (ii) the Escrow Agent’s receipt of the escrow release notice attached hereto as Exhibit B (the “Escrow Release Notice”) executed by the Company’s chief executive officer and chief financial officer, the Escrow Agent will, after confirming the closing of the IPO with legal counsel for the underwriters in such IPO, release the Escrowed Funds in accordance with the terms of the Escrow Release Notice. Any portion of the Escrowed Funds representing the cash value of fractional shares of the Securities shall be disbursed to the Purchasers, based on each Purchaser’s Subscription Amount as set forth in Exhibit A, upon the release of the Escrowed Funds. All calculations of a Purchaser’s pro rata share of any fractional share amounts shall be performed by the Company and, subject to review and approval by such Purchaser, provided to the Escrow Agent. A representative of the Escrow Agent shall be made available to participate in a conference call on the date of closing of the IPO in order to confirm the closing of the IPO.
          (b) Alternatively, upon the Escrow Agent’s receipt of the escrow release notice attached hereto as Exhibit C (the “Investor Escrow Release Notice”) executed by the Company and each of the Purchasers (other than any Purchaser who has previously requested the return of such Purchaser’s funds in accordance with Section 1.3 hereof), the Escrow Agent will release the Escrowed Funds in accordance with the terms of the Investor Escrow Release Notice. Any portion of the Escrowed Funds representing the cash value of fractional shares of the Securities shall be disbursed to the Purchasers, based on each Purchaser’s Subscription Amount as set forth in Exhibit A, upon the release of the Escrowed Funds. All calculations of a Purchaser’s pro rata share of any fractional share amounts shall be performed by the Company and, subject to review and approval by such Purchaser, provided to the Escrow Agent.
     1.3. Return of Escrowed Funds. In the event that the Escrowed Funds have not been released pursuant to Section 1.2(a) or 1.2(b) above on or prior to January 31, 2010 (“Escrow Return Date”), then, at the request of any Purchaser in writing, the Escrow Agent shall return such Purchaser’s Subscription Amount from the Escrowed Funds to such requesting Purchaser. The Escrow Return Date for each Purchaser may be extended by mutual written consent of such Purchaser and the Company.
     1.4. Deposit of Funds. Each Purchaser shall deposit with the Escrow Agent, on or prior to September 28, 2009, such Purchaser’s Subscription Amount as set forth on Exhibit A hereto. Wire transfers to the Escrow Agent shall be made as follows:
Domestic Instructions
Fremont Bank
Beneficiary Name: Fremont Bank as Escrow Agent for Anthera Pharmaceuticals, Inc.
Fremont Bank Account Number:
ABA# 121107882

International Wires
Swift: BOFAUS3N
Correspondent Bank: Bank of America
Correspondent Bank ABA: 026009593
     1.5. Escrow Agent Fees and Expenses. The Company agrees to pay the Escrow Agent a fee for its services under this Agreement as has been agreed by the Company and the Escrow Agent, and to reimburse the Escrow Agent upon demand for all expenses, including legal fees, reasonably incurred by the Escrow Agent in the performance of its duties hereunder.
     1.6. Liability of Escrow Agent. Upon payment by Escrow Agent of all the funds in the Escrow Account as provided herein, the Escrow Agent shall be relieved of all liabilities in connection with this Agreement.
     1.7. Duties of Escrow Agent. It is understood and agreed further that the Escrow Agent shall:
          A. be protected in acting upon any notice, request, certificate, approval, consent or other paper believed by it to be (i) genuine, (ii) signed by the proper party or parties and (iii) in accordance with the terms of this Agreement;
          B. be deemed conclusively to have given and delivered any notice required to be given or delivered hereunder if the same is in writing, signed by any of its authorized officers and mailed, by registered or certified mail, addressed to the Company at 25801 Industrial Blvd., Suite B, Hayward, California 94545 and to the Purchasers at their addresses as set forth on Exhibit A;
          C. provide the Company with a detailed statement which summarizes all activity in the Escrow Account; and
          D. be under no duty or obligation other than those herein specifically provided.
     The Escrow Agent shall have no liability under, or duty to inquire into, the terms and provisions of any other agreement. The duties of the Escrow Agent are purely ministerial in nature, and the Escrow Agent shall incur no liability whatsoever except for willful misconduct or gross negligence. The Escrow Agent may consult with counsel of its choice and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel. The Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Agreement unless the same shall be in writing and unless it shall have given prior written consent thereto. In the event the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instruction, claims or demands from the parties hereto which, in its opinion, are in conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action other than to keep safely all funds held in the Escrow Account until it shall be directed otherwise in writing by all of the parties hereto or by a final judgment of a court of competent jurisdiction and time for appeal has expired and no appeal has been perfected

     1.8. Escrow Agent Resignation. The Escrow Agent may at any time resign hereunder by giving written notice of its resignation to the parties hereto at their addresses set forth below, at least 10 days prior to the date specified for such resignation to take effect, and upon the effective date of such resignation, all property then held by the Escrow Agent hereunder shall be delivered by it to such person as may be designated in writing by the Company and the Purchasers, whereupon all the Escrow Agent’s obligations hereunder shall cease and terminate. If no such person shall have been designated by such date, all obligations of the Escrow Agent (except as stated in the following sentence) hereunder shall, nevertheless, cease and terminate. The Escrow Agent’s sole responsibility thereafter shall be to keep safely the Escrowed Funds held in the Escrow Account and to deliver the same to a person designated by all parties hereto or in accordance with the directions of a final order or judgment of a court of competent jurisdiction.
     1.9. Indemnity. The Company agrees to indemnify, defend and hold the Escrow Agent harmless from and against any and all loss, damage, tax, liability and expense, including attorney’s fees, that may be incurred by the Escrow Agent arising out of or in connection with its acceptance of appointment as Escrow Agent hereunder, except as caused by its gross negligence or willful misconduct, including the legal costs and expenses of defending itself against any claim or liability in connection with its performance hereunder, and the legal costs and expenses of any action instituted by it to resolve any dispute as to the funds held in the Escrow Account. The provisions of this Section 1.9 shall survive the resignation or removal of the Escrow Agent and the termination of this Agreement.
ARTICLE II

MISCELLANEOUS
     2.1 Amendment. This Agreement may be modified only by an instrument in writing signed by all of the parties hereto. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of gross negligence, fraud or willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent’s attorneys-at-law shall be conclusive evidence of such good faith, in the absence of gross negligence, fraud and willful misconduct.
     2.2 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) if sent via facsimile, upon confirmation of facsimile transfer or, if sent via electronic mail, when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at 25801 Industrial Blvd., Suite B, Hayward,

California 94545, to a Purchaser at the address set forth on Exhibit A attached hereto, to the Escrow Agent at Fremont Bank, Attn: Naomi Bonfield, Deposit Operations 2501sa, 25151 Clawiter Road, Hayward, CA 94545, Email: Naomi.Bonfield@fremontbank.com, Phone: (510) 723-5867, Fax: (510) 670-2473, or at such other address or electronic mail address as the Company, a Purchaser or the Escrow Agent may designate by ten (10) days advance written notice to the other parties hereto. If notice is given to the Company, a copy shall also be sent to Bradley A. Bugdanowitz, Goodwin Procter, LLP, Three Embarcadero Center, 24th Floor, San Francisco, CA 94111 (which copy shall not constitute notice to the Company).
     2.3 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
     2.4 Entire Agreement. This Agreement, including the exhibits attached hereto, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.
     2.5 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and performed entirely within California, without giving effect to conflict of law principles thereof. Subject to Section 2.12, below, the parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of Alameda, California.
     2.6 Facsimile; Counterparts. This Agreement may be executed by facsimile and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     2.7 Expenses. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Agreement.
     2.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.
     2.9 Further Assurance. From time to time, the Company and the Purchasers shall execute and deliver to the Escrow Agent such additional documents and shall provide such additional information to Escrow Agent as the Escrow Agent may reasonably require to carry out the terms of this Agreement and any agreements executed in connection herewith or therewith.
     2.10 Counsel. The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent’s duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation.
     2.11 Waiver of Jury Trial. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALING OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.
     2.12 Dispute Resolution. Any dispute arising out of or in connection with the transactions contemplated by this Agreement will be resolved solely by confidential binding arbitration in San Francisco, California according to the then current commercial arbitration rules of JAMS. Each party shall bear its own attorneys’ fees, expert witness fees, and costs connected to such arbitration.
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     IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of date first written above.

COMPANY: ANTHERA PHARMACEUTICALS, INC.
By:	/s/ Paul F. Truex
Paul F. Truex
President and Chief Executive Officer

Address:	25801 Industrial Blvd. Suite B Hayward, CA 94545

ESCROW AGENT: FREMONT BANK
By:	/s/ Bradford L. Anderson
Bradford L. Anderson
Chief Executive Officer

Address:	39150 Fremont Blvd. Fremont, CA 94538

     IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of date first written above.

PURCHASER:

VANTAGEPOINT VENTURE PARTNERS IV (Q), L.P.
VANTAGEPOINT VENTURE PARTNERS IV, L.P.
VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, L.P.

By: VantagePoint Venture Associates IV, L.L.C., its General Partner

By:	/s/ Alan E. Salzman
	Name:	Alan E. Salzman
	Title:	Managing Member

PURCHASER:

SOFINNOVA VENTURE PARTNERS VI, L.P.,

as nominee for
SOFINNOVA VENTURE PARTNERS VI, L.P.
SOFINNOVA VENTURE PARTNERS VI GMBH CO. K.G.
SOFINNOVA VENTURE AFFILIATES VI, L.P.

By: Sofinnova Management VI, LLC
its General Partner

By:	/s/ James Healy
	Name:	James Healy
	Title:	Managing Member

     IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of date first written above.

PURCHASER: A. M. PAPPAS LIFE SCIENCE VENTURES III, L.P.
By:	/s/ Ford S. Worthy
	Name:	Ford S. Worthy
	Title:	Partner and CFO

PURCHASER: PV III CEO FUND, L.P.
By:	/s/ Ford S. Worthy
	Name:	Ford S. Worthy
	Title:	Partner and CFO

     IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of date first written above.

PURCHASER: CAXTON ADVANTAGE LIFE SCIENCES FUND, L.P. By: Caxton Advantage Venture Partners, L.P., Its General Partner By: Advantage Life Science Partners, LLC, its Managing Partner
By:	/s/ Rachel Leheny
	Name:	Rachel Leheny
	Title:	Member

PURCHASER: HBM BIOCAPITAL HBM BioCapital (EUR) L.P. By: HBM BioCapital Ltd. Its: General Partner
/s/ John Arnold
By: John Arnold
Its: Chairman & Managing Director

HBM BioCapital (USD) L.P. By: HBM BioCapital Ltd. Its: General Partner
/s/ John Arnold
By: John Arnold
Its: Chairman & Managing Director

EXHIBIT A

SCHEDULE OF PURCHASERS

Purchaser	Subscription Amount	Subscription %
VantagePoint Venture Partners IV (Q), L.P.	$8,280,659.71	41.40%
1001 Bayhill Drive, Suite 300 San Bruno, CA 94066
VantagePoint Venture Partners IV, L.P.	$828,979.95	4.14%
1001 Bayhill Drive, Suite 300 San Bruno, CA 94066
VantagePoint Venture Partners IV Principals Fund, L.P.	$30,161.34	0.15%
1001 Bayhill Drive, Suite 300 San Bruno, CA 94066
Sofinnova Venture Partners VI, L.P.	$5,902,150.00	29.51%
140 Geary Street, 10th Floor San Francisco, CA 94108
A. M. Pappas Life Science Ventures III, L.P.	$1,451,117.95	7.26%
P.O. Box 110287 Research Triangle Park, NC 27709
PV III CEO Fund, L.P.	$90,165.05	0.45%
P.O. Box 110287 Research Triangle Park, NC 27709
Caxton Advantage Life Sciences Fund, L.P.	$1,708,383.00	8.54%
500 Park Avenue New York, NY 10022 Attention: Rachel Leheny Email: rleheny@caxtonadvantage.com
HBM BioCapital (EUR) L.P.	$1,452,125.55	7.26%
John Arnold HBM BioCapital Ltd. Centennial Towers, 3rd Floor 2454 West Bay Road Grand Cayman Cayman Islands
HBM BioCapital (USD) L.P.	$256,257.45	1.28%
John Arnold HBM BioCapital Ltd. Centennial Towers, 3rd Floor 2454 West Bay Road Grand Cayman Cayman Islands
TOTAL	$20,000,000.00	100.00%

EXHIBIT B

ESCROW RELEASE NOTICE
     Reference is hereby made to the Escrow Agreement dated as of September 25, 2009, by and among Anthera Pharmaceuticals, Inc., a Delaware corporation, the Purchasers who are signatories thereto and Fremont Bank, as Escrow Agent (the “Escrow Agreement”). Capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement. Pursuant to the Escrow Agreement, the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby notify the Escrow Agent that each of the conditions precedent to the purchase and sale of the Securities set forth in the Purchase Agreement has been satisfied and that the IPO has been consummated. The undersigned hereby authorize the release by the Escrow Agent of the Escrowed Funds in the aggregate amount of $[___] to the Company pursuant to the wire instructions provided by the Company to the Escrow Agent. This Release Notice shall not be effective until executed by the Chief Executive Officer and Chief Financial Officer of the Company.
     This Release Notice may be signed in one or more counterparts, each of which shall be deemed an original.
     IN WITNESS WHEREOF, the undersigned have caused this Release Notice to be duly executed and delivered as of this ___day of ________, 20__.

ANTHERA PHARMACEUTICALS, INC.
By:
Paul F. Truex
President and Chief Executive Officer

ANTHERA PHARMACEUTICALS, INC.
By:
Christopher Lowe
Chief Financial Officer

EXHIBIT C

INVESTOR ESCROW RELEASE NOTICE
     Reference is hereby made to the Escrow Agreement dated as of September 25, 2009, by and among Anthera Pharmaceuticals, Inc., a Delaware corporation, the Purchasers who are signatories thereto and Fremont Bank, as Escrow Agent (the “Escrow Agreement”). Capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement. Pursuant to the Escrow Agreement, the undersigned hereby notify the Escrow Agent that each of the conditions precedent to the purchase and sale of the Securities has been satisfied. The Company and the Purchasers hereby authorize the release by the Escrow Agent of the Escrowed Funds in the aggregate amount of $[___] to the Company pursuant to the wire instructions provided by the Company to the Escrow Agent. This Release Notice shall not be effective until executed by the Company and all Purchasers who have contributed to the Escrowed Funds to be released.
     This Release Notice may be signed in one or more counterparts, each of which shall be deemed an original.
     IN WITNESS WHEREOF, the undersigned have caused this Release Notice to be duly executed and delivered as of this ___day of _________, 20__.

ANTHERA PHARMACEUTICALS, INC.
By:
Paul F. Truex
President and Chief Executive Officer

VANTAGEPOINT VENTURE PARTNERS IV (Q), L.P. VANTAGEPOINT VENTURE PARTNERS IV, L.P. VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, L.P.
By:	VantagePoint Venture Associates IV, L.L.C., its General Partner

By:
Name:
	Title:	Managing Member

SOFINNOVA VENTURE PARTNERS VI, L.P.,

as nominee for
SOFINNOVA VENTURE PARTNERS VI, L.P.
SOFINNOVA VENTURE PARTNERS VI GMBH CO. K.G.
SOFINNOVA VENTURE AFFILIATES VI, L.P.

By: Sofinnova Management VI, LLC
its General Partner

By:
	Name:	James Healy
	Title:	Managing Member

A. M. PAPPAS LIFE SCIENCE VENTURES III, L.P.
By:
Name:
Title:

PV III CEO FUND, L.P.
By:
Name:
Title:

CAXTON ADVANTAGE LIFE SCIENCES FUND, L.P. By: Caxton Advantage Venture Partners, L.P., Its General Partner By: Advantage Life Science Partners, LLC, its Managing Partner
By:
	Name:	Rachel Leheny
	Title:	Member

HBM BIOCAPITAL HBM BioCapital (EUR) L.P. By: HBM BioCapital Ltd. Its: General Partner

By: John Arnold
Its: Chairman & Managing Director

HBM BioCapital (USD) L.P. By: HBM BioCapital Ltd. Its: General Partner

By: John Arnold
Its: Chairman & Managing Director